UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 17, 2014

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

On July 17, 2014, Advanced Micro Devices, Inc. (the “Company”) announced its financial position and results of operations as of and for its fiscal quarter ended June 28, 2014 in an earnings press release that is attached hereto as Exhibit 99.1. Attached hereto as Exhibit 99.2 is financial information and commentary by Devinder Kumar, Senior Vice President and Chief Financial Officer of the Company, regarding the Company’s fiscal quarter ended June 28, 2014.

To supplement the Company’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, the Company’s earnings press release and CFO commentary contain non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP expense to revenue ratio, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, Adjusted EBITDA and non-GAAP free cash flow.

Specifically, these non-GAAP financial measures reflect adjustments based on the following:

Amortization of acquired intangible assets: represents amortization expenses of acquired identifiable intangible assets in connection with the Company’s acquisitions of ATI Technologies Inc. and SeaMicro, Inc.

Restructuring and other special charges (gains), net: represents gains and losses associated with sale and leaseback activities as well as employee severance costs associated with our restructuring plans.

Workforce rebalancing severance charges: represents employee severance costs associated with a reduction of the Company’s global workforce as part of the ongoing transformation and diversification strategy.

Loss on debt redemption: represents losses that the Company incurred as a result of the repurchase of certain outstanding indebtedness in excess of the carrying amount of the debt.

Legal settlements, net: represents various licenses and settlements regarding patent-related matters.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 17, 2014

99.2	CFO Commentary on Second Quarter 2014 Results

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2014	ADVANCED MICRO DEVICES, INC.

	By:	/s/ DEVINDER KUMAR
	Name:	Devinder Kumar
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 17, 2014

99.2	CFO Commentary on Second Quarter 2014 Results